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                                                                  Exhibit (p)(7)
                                POWER OF ATTORNEY


     We, the undersigned officers and Trustees of Capital Appreciation Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Mutual Funds Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature                       Title                          Date
---------                       -----                          ----

/s/ James B. Hawkes             President, Principal           February 28, 2000
---------------------------     Executive Officer and
James B. Hawkes                 Trustee

/s/ James L. O'Connor           Treasurer and Principal        February 28, 2000
---------------------------     Financial and Accounting
James L. O'Connor               Officer

/s/ Jessica M. Bibliowicz       Trustee                        February 28, 2000
---------------------------
Jessica M. Bibliowicz

/s/ Donald R. Dwight            Trustee                        February 28, 2000
---------------------------
Donald R. Dwight

/s/ Samuel L. Hayes, III        Trustee                        February 28, 2000
---------------------------
Samuel L. Hayes, III

/s/ Norton H. Reamer            Trustee                        February 28, 2000
---------------------------
Norton H. Reamer

/s/ Lynn A. Stout               Trustee                        February 28, 2000
---------------------------
Lynn A. Stout

/s/ Jack L. Treynor             Trustee                        February 28, 2000
---------------------------
Jack L. Treynor